UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2011 (November 19, 2011)

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Madison Avenue, 17th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

The Rights Agreement, dated as of November 15, 2001, between Weight Watchers International, Inc. (the “Company”) and Computershare Trust Company, N.A. (formerly EquiServe Trust Company, N.A.), as amended (the “Rights Plan”), and all preferred stock purchase rights distributed to holders of the Company’s common stock pursuant to the Rights Plan, expired by their respective terms on the close of business on November 19, 2011. Accordingly, the Rights Plan is of no further force and effect.

On November 18, 2011, the Company issued a press release announcing the expiration of the Rights Plan. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Press Release dated November 18, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: November 21, 2011	By:	/s/ JEFFREY A. FIARMAN
	Name:	Jeffrey A. Fiarman
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

99.1	Press Release dated November 18, 2011.